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                                                                   EXHIBIT 10.60


THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.



THIS NOTE AND THE OBLIGATIONS OF THE BORROWER (AS DEFINED BELOW) ARISING HEREUNDER ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN DEBT SUBORDINATION AGREEMENT, DATED THE DATE HEREOF, AMONG BORROWER, HOLDER (AS DEFINED BELOW) AND STANDARD FEDERAL BANK NATIONAL ASSOCIATION, AND EACH SUBSEQUENT HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF SAID DEBT SUBORDINATION AGREEMENT.



                                 PROMISSORY NOTE

                         COMVEST VENTURE PARTNERS, L.P.

$2,000,000                                                    New York, New York
                                                                  March 15, 2002

                  1. General. FOR VALUE RECEIVED, COMVEST VENTURE PARTNERS, L.P., a Delaware limited partnership (the "BORROWER"), promises on the date hereof (the "ISSUANCE DATE") to pay to the order of BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, the holder hereof, or its order (the "HOLDER"), on March 15, 2007 (the "MATURITY DATE"), the aggregate principal amount of Two Million Dollars ($2,000,000) or such lesser amount as shall then equal the outstanding amount hereof. The Borrower also promises to pay interest on the unpaid principal amount hereof (the "OUTSTANDING PRINCIPAL AMOUNT"), as provided in this Note. This Note is entered into pursuant to the terms of a Contract for the Assignment of Note and Other Loan Documents, dated as of February 22, 2002, between the Borrower and the Holder of this Note (the "CONTRACT FOR ASSIGNMENT").

                  2. Payments. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the principal office of the Holder to which notices are to be given in accordance with Section 13. Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  3. Interest. Borrower shall pay interest at a rate of six percent (6%) per annum (the "INTEREST Rate"). Interest shall be computed on the basis of a 360-day year of twelve 30-day months for the actual number of days elapsed and shall accrue, beginning upon the date hereof, on the unpaid principal balance of this Note and will continue to accrue until the Note is paid in full. Interest only payments shall be due and payable beginning on April 15, 2002 and shall be payable on the first day of each subsequent month until and including March 15, 2003. Beginning on April 15, 2003, interest payments together with a principal payment of Twenty-Two thousand Five Hundred Dollars ($22,500) shall be due and payable monthly on the first day of each month (each such date a "PAYMENT DATE") until and including the Payment Date immediately preceding the Maturity Date. On the Maturity Date, a balloon payment of the Outstanding Principal Amount shall be due and payable.

                  4. Prepayment. This Note may be prepaid in whole or in part at any time without premium or penalty.



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                  5. Late Fees. Any payment made more than ten (10) days after becoming due and payable shall be subject to a two percent (2%) late fee.

                  6. Obligations Absolute. No provision of this Note shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the Outstanding Principal Amount of, and interest on, this Note at the time, place and rate, and in the manner, herein prescribed.

                  7. Waivers of Demand, Etc. The Borrower hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and will be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

                  8. Defaults. Upon the occurrence of any of the following events (herein individually referred to as an "EVENT OF DEFAULT"), (a) the entire balance outstanding hereunder shall, at the option of Holder, become immediately due and payable and/or (b) to the extent permitted by law, the rate of interest on the unpaid principal shall be increased at Holder's discretion up to 10% per annum (the "DEFAULT RATE"). The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Borrower a right to cure any default. At Holder's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Additionally, Holder shall have all rights and remedies available under the Contract for Assignment, as well as all rights and remedies available at law or in equity:

                  (a) Default in the payment of the principal and unpaid accrued interest of this Note within five (5) days of becoming due and payable, whether at maturity or by acceleration or otherwise; or

                  (b) Any other default by the Borrower of the performance of any of its obligations hereunder, upon ten (10) days notice from Holder to Borrower; or

                  (c) The Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, consent to entry of an order for relief against it in an involuntary case, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for the appointment of any receiver, trustee or similar official for it or a substantial part of its assets, or commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; there shall occur the appointment of a receiver, trustee, assignee, liquidator, custodian or similar official of it or a substantial part of its assets; or there shall have been filed any such petition or application or any such proceeding shall have been commenced against it, which remains undismissed for a period of sixty (60) days or more; the Borrower by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of any trustee for it or any substantial part of any of its properties; or

                  (d) A court of competent jurisdiction shall enter an order or decree under any bankruptcy law that is for relief against the Borrower in an involuntary case, appoints a receiver, trustee, assignee, liquidator or similar official of the Borrower or for any substantial part of its property, or orders the liquidation of the Borrower; and the order or decree remains unstayed and in effect for 30 days.

                  (e) Any default by the Borrower (or, if applicable, the Company) of the performance of any of its obligations under Sections 9 and 10 hereof, upon five (5) days notice from Holder to Borrower.

                  9. Assignment. The rights and obligations of the Borrower and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, this Note and Borrower's obligations hereunder may be assigned at any time by Borrower to Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), in which event Borrower shall be released from, and the Company will assume, any and all obligations under or with respect to this Note;


                                      -2-
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provided, that in no event may the indebtedness under this Note be subordinated to more than $22,000,000 of Senior Indebtedness (as defined below).

                  10. Subordination. This note and the obligations of the Borrower hereunder are subordinated in the manner and to the extent set forth in that certain Debt Subordination Agreement, dated the date hereof, among the Borrower, the Holder and Standard Federal Bank National Association.

                  11. Change of Control. In the event the obligations of the Borrower hereunder are assigned to the Company pursuant to Section 9 hereunder and the Company effectuates a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company merges into or consolidates with any other corporation or other entity, or effectuates any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, then this Note shall become immediately due and payable in full; provided that this Section 11 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

                  12. Attorneys' and Collection Fees. Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Borrower agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees and expenses, incurred by the Holder in collecting or enforcing this Note.

                  13. Miscellaneous. Whenever the sense of this Note requires, words in the singular shall be deemed to include the plural and words in the plural shall be deemed to include the singular. If more than one company is named herein, the liability of each shall be joint and several. Paragraph headings are for convenience only and shall not affect the meaning of this document.

                  14. Amendments. Any provision of this Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the express written consent of both the Borrower and the Holder. Any amendment or waiver affected in accordance with this Section 14 shall be binding on each future Holder and the Borrower.

                  15. Arbitration. EXCEPT AS SET OUT BELOW, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT (COLLECTIVELY, "CLAIM"), SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CLAIM IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR ANY JUDICIAL RELIEF SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT THE CLAIM TO ARBITRATION IF ANY OTHER PARTY CONTESTS SUCH ACTION FOR JUDICIAL RELIEF.

                  (a) Special Rules. ANY ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS DOCUMENT, OR IF THERE IS REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR TANGIBLE PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND


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FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE
PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR. THE ARBITRATOR SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS DOCUMENT.

                  (b) Reservation of Rights. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS DOCUMENT; OR (II) BE A WAIVER BY HOLDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF ANY PARTY HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST OR SELL ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. ANY PARTY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE OR SELL COLLATERAL OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NONE OF THESE ACTIONS SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CLAIM OCCASIONING RESORT TO SUCH REMEDIES OR PROCEDURES.

                  16. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS OF THE STATE OF GEORGIA OR ANY OTHER STATE).

                  17. Notices. All notices hereunder shall be in writing and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier, or (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service, and shall be addressed:

                           in the case of the Company, to:

                           Horizon Medical Products, Inc.
                           Seven North Parkway Square
                           4200 Northside Parkway
                           Atlanta, Georgia  30327
                           Attention: President

                           with a copy to:

                           King & Spalding
                           191 Peachtree St.
                           Atlanta, Georgia  30303
                           Attention: Jon R. Harris, Jr., Esq.

                           in the case of the Borrower to:

                           ComVest Venture Partners, L.P.
                           830 Third Avenue
                           New York, NY  10022
                           Attention: Carl G. Kleidman, Esq.

                           with a copy to:

                           Brown Raysman Millstein Felder & Steiner LLP


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                           900 Third Avenue
                           New York, NY 10022
                           Attention:  Stuart Bressman, Esq.

                           in the case of the Holder:

                           Bank of America
                           101 North Tryon Street
                           Charlotte, NC 28255
                           Attention:  Tom Elkins

                           with a copy to:

                           Morris, Manning & Martin, L.L.P.
                           1600 Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                           Attention:  Frank W. DeBorde, Esq.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                Dated:  March 15,  2002

                                COMVEST VENTURE PARTNERS, L.P.

                                By:  ComVest Management LLC, its General Partner

                                By: /s/ Travis L. Provow
                                   ---------------------------------------
                                Name: Travis L. Provow
                                Title: President and Managing Director


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